UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013

UNITED STATES CELLULAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-9712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8410 West Bryn Mawr, Chicago, Illinois		60631
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

1.             United States Cellular Corporation Restated Compensation Plan for Non-Employee Directors (the “Director Plan”)

At the Annual Meeting of Shareholders of United States Cellular Corporation (“U.S. Cellular”) held on May 14, 2013 (the “Annual Meeting”), the shareholders of U.S. Cellular approved the adoption of the Director Plan.

The purpose of the Director Plan is to provide appropriate compensation to non-employee directors for their service to U.S. Cellular and to ensure that qualified persons serve as non-employee members of U.S. Cellular’s Board.

Unless otherwise approved by shareholders of U.S. Cellular, the total number of Common Shares that may be issued under the Director Plan will not exceed 211,613 Common Shares.

The authorization to issue Common Shares under the Director Plan will expire ten years after May 14, 2013, unless reapproved by shareholders.

Other terms of the Director Plan are set forth under Proposal 4 of U.S. Cellular’s definitive proxy statement dated April 15, 2013, as filed with the SEC on Schedule 14A on April 15, 2013, which are incorporated by reference herein.

The foregoing description is qualified by reference to the Director Plan, which is included as Exhibit 10.1 to this Form 8-K and incorporated by reference into this Item 5.02.

2.         United States Cellular Corporation 2013 Long-Term Incentive Plan (the “2013 Incentive Plan”)

At the Annual Meeting, the shareholders of U.S. Cellular approved the adoption of the 2013 Incentive Plan.

Under the 2013 Incentive Plan, U.S. Cellular is authorized to grant incentive stock options, nonqualified stock options, stock appreciation rights, bonus stock awards, restricted stock awards, restricted stock unit awards, performance awards and employer match awards for deferred bonus payments.

A total of 5 million Common Shares have been reserved for issuance under the 2013 Incentive Plan.

The 2013 Incentive Plan became effective on May 14, 2013, and will terminate ten years after such date  unless terminated earlier by the Board.

The 2013 Incentive Plan replaces U.S. Cellular’s 2005 Long-Term Incentive Plan and no new awards will be granted under the 2005 Long-Term Incentive Plan.

Other terms of the 2013 Incentive Plan and the termination of the 2005 Long-Term Incentive Plan are set forth under Proposal 3 of U.S. Cellular’s definitive proxy statement dated April 15, 2013, as filed with the SEC on Schedule 14A on April 15, 2013, which are incorporated by reference herein.

The foregoing description is qualified by reference to the 2013 Incentive Plan, which is included as Exhibit 10.2 to this Form 8-K and incorporated by reference into this Item 5.02.

3.         Forms of Award Agreement under 2013 Incentive Plan

The following forms of award agreement were approved and became effective for use under the 2013 Incentive Plan on and after May 14, 2013.

1.             Form of Long-Term Incentive Plan Stock Option Award Agreement for officers:

This form provides for the award of stock options with respect to Company Common Shares to officers.  The foregoing description is qualified by reference to the form of the award agreement, which is filed herewith as Exhibit 10.3 and incorporated by reference herein.

2.             Form of Long-Term Incentive Plan Restricted Stock Unit Award Agreement for officers:

This form provides for the award of restricted stock units with respect to Company Common Shares to officers.  The foregoing description is qualified by reference to the form of the award agreement, which is filed herewith as Exhibit 10.4 and incorporated by reference herein.

3.             Form of Long-Term Incentive Plan Executive Deferred Compensation Agreement—Phantom Stock Account for officers:

                This form provides for the deferral of bonus by an officer and the resulting award of employer match, in each case in the form of phantom Company Common Shares.  The foregoing description is qualified by reference to the form of the award agreement, which is filed herewith as Exhibit 10.5 and incorporated by reference herein.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following number of votes were cast for the matters indicated.  The following voting results are final.

1.             Election of Directors:

                The following directors received the following votes and were elected:

a.             For the election of one Class II Director of U.S. Cellular by the holders of Common Shares:

Nominee	For	Withhold	Broker Non-vote
Paul-Henri Denuit	48,465,718	201,870	1,153,982

                b.             For the election of three Class II Directors of U.S. Cellular by the holder of Series A Common Shares:

Nominee	For	Withhold	Broker Non-vote
James Barr III	330,058,770	-	-
Ronald E. Daly	330,058,770	-	-
Kenneth R. Meyers	330,058,770	-	-

2.             Proposal to ratify the selection of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for 2013:

                This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
379,605,797	249,387	25,156	-

3.             Proposal to approve U.S. Cellular’s 2013 Long-Term Incentive Plan:

This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
374,211,511	4,498,107	16,740	1,153,982

4.             Proposal to approve U.S. Cellular’s Restated Compensation Plan for Non-Employee Directors:

This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
374,146,559	4,574,983	4,816	1,153,982

5.             Proposal to approve, on an advisory basis, the compensation of our named executive officers as disclosed in U.S. Cellular’s Proxy Statement dated April 15, 2013 (commonly known as “Say-on-Pay”):

This proposal received the following votes and was approved:

For	Against	Abstain	Broker Non-vote
374,044,035	418,955	4,263,368	1,153,982

Item 9.01.             Financial Statements and Exhibits.

(d)        Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

United States Cellular Corporation
(Registrant)

Date:	May 17, 2013

By:	/s/ Steven T. Campbell
Steven T. Campbell
Executive Vice President - Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
10.1

United States Cellular Corporation Restated Compensation Plan for Non-Employee Directors, is hereby incorporated by reference from Exhibit B to U.S. Cellular’s definitive proxy statement dated April 15, 2013, which was filed with the SEC on Schedule 14A on April 15, 2013

10.2

United States Cellular Corporation 2013 Long-Term Incentive Plan, is hereby incorporated by reference from Exhibit A to U.S. Cellular’s definitive proxy statement dated April 15, 2013, which was filed with the SEC on Schedule 14A on April 15, 2013

10.3	Form of Long-Term Incentive Plan Stock Option Award Agreement for officers

10.4	Form of Long-Term Incentive Plan Restricted Stock Unit Award Agreement for officers

10.5	Form of Long-Term Incentive Plan Executive Deferred Compensation Agreement—Phantom Stock Account for officers